Warrants	12 Months Ended
Dec. 31, 2023
Warrants
Warrants

23.	Warrants

The functional currency of the Company is the Euro and as the exercise price of the Company’s share purchase warrants is fixed in US Dollars, these warrants are considered a liability as a variable amount of cash in the Company’s functional currency will be received on exercise. Accordingly, these warrants are classified and accounted for as a derivative liability at fair value through profit or loss.

As of December 31, 2023 and 2022, there were 8,869,633 warrants outstanding. The warrants entitle the holder to purchase one Class A ordinary share of Parent at an exercise price of $11.50 per share. Until warrant holders acquire the Parent’s Class A ordinary shares upon exercise of such warrants, they have no rights with respect to the Parent’s Class A ordinary shares. The warrants expire on December 10, 2025, or earlier upon redemption or liquidation in accordance with their terms. The fair value of the warrants is determined with reference to the prevailing market price for warrants that are trading on the NASDAQ under the ticker HTOOW.

The fair value of the warrants as at December 31, 2023 and December 31, 2022 was $0.10 and $0.92 respectively. See reconciliation of fair values below.

€’000
Balance – December 31, 2021	15,271
Fair value movement on warrants unexercised (including exchange differences)*	(7,620)
Balance – December 31, 2022	7,651
Fair value movement on warrants unexercised (including exchange differences)*	(6,886)
Balance – December 31, 2023	765

*	recognised in profit or loss.